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                                                                   Exhibit 10(i)

                                SECOND AMENDMENT
                                     OF THE
                           NORTHERN TRUST CORPORATION
                   SUPPLEMENTAL EMPLOYEE STOCK OWNERSHIP PLAN

     WHEREAS, the Northern Trust Corporation (the "Corporation") sponsors the Northern Trust Corporation Supplemental Employee Stock Ownership Plan, as amended and restated effective as of July 20, 1999 (the "Plan"); and

     Whereas, pursuant to section 7.1 of the Plan, the Corporation has the right to amend the Plan when the Corporation deems such amendment to be advisable; and

     WHEREAS, the Corporation deems it advisable to amend the Plan;

     NOW, THEREFORE, the Plan is hereby amended effective as of January 1, 2002, as follows:

1.   The following is hereby added at the end of Section 1.3:

     "In accordance with the Qualified Plan, each Participant or Inactive Participant who is an Employee on the date a Change in Control occurs shall be 100 percent vested in the adjusted balance of his or her Supplemental ESOP Account. In addition, for the calendar year in which a Change in Control occurs, the Company shall make a Supplemental ESOP Allocation to the Supplemental ESOP Account of any Participant for whom the Company makes an Employer Contribution to the Qualified Plan for such Plan Year, if such Participant is entitled to a Supplemental ESOP Allocation under the terms of Section 3.1 of this Plan."

2. Section 1.6 of the Plan is hereby deleted in its entirety, and the following new section is substituted therefor:

     "1.6 "Company" means The Northern Trust Company, an Illinois banking corporation; the Corporation; and such subsidiaries and affiliates of the Corporation as shall, with the consent of the Board, adopt the Plan."

3.   Section 1.11 is hereby amended to delete the term "Restated".

4. Section 1.13 is hereby amended to delete the word "Company" and to delete the date January 1, 1989" and substitute the date of "January 1, 2002" therefor.

5. Section 1.15 is hereby amended to delete the date "January 1, 1989" and to substitute the date "January 1, 2002" therefor.

6.   The following phrase shall be added to the end of the first sentence in
     Section 8.8:

     ", subject to the provisions of Section 7.1."

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7.   The following phrase shall be added after the phrase: "subject to the provisions of" in the last sentence in Section 8.8: "Section 7.1 and..."


     IN WITNESS WHEREOF, the Corporation has caused this amendment to be executed on its behalf as of January 1, 2002.


                                  NORTHERN TRUST CORPORATION

                                  By:  /s/William A. Osborn
                                       -------------------------------
                                  Name:    William A. Osborn
                                  Title:   Chairman and Chief Financial Officer

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